SIXTH AMENDMENT AGREEMENT

      This Sixth Amendment Agreement is made as of the 31st day of August, 1997, by and among THE TIMKEN COMPANY, an Ohio corporation ("Borrower"), KEYBANK NATIONAL ASSOCIATION
(successor by merger to Society National Bank), as Agent
("Agent") and the banking institutions listed on the signature pages hereto ("Banks"):

     WHEREAS, Borrower, Agent and the Banks are parties to a certain Amended and Restated Credit Agreement dated as of December 31, 1991, as amended and as it may from time to time be further amended, restated or otherwise modified, which provides, among other things, for revolving loans in the aggregate principal amount of Three Hundred Million Dollars ($300,000,000), all upon certain terms and conditions ("Credit Agreement");

      WHEREAS, Borrower, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof;

      WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable considerations, Borrower, Agent and the Banks agree as follows:

      1. Article I of the Credit Agreement is hereby amended to delete the definitions of "Commitment Period" and "LIBOR Margin" in their entirety and to insert in place thereof the following:

          "Commitment Period" shall mean the period from the date hereof until August 31, 2002 (unless extended pursuant to Section 2.7 hereof).

           "LIBOR Margin" shall mean an amount based on the
     ratings accorded to Borrower's senior debt by Standard
     & Poor's ("S&P") or Moody's Investors Service, Inc.
     ("Moody's"), whichever is higher, and calculated as
     follows:
          S&P Rating     Moody's        LIBOR Margin
                         Rating
          A or higher    A2 or higher   15.00 Basis
                                        Points
          A-             A3             15.00 Basis
                                        Points
          BBB+           Baa1           17.50 Basis
                                        Points
          BBB            Baa2           20.00 Basis
                                        Points
          BBB- or less   Baa3 or less   22.50 Basis
                                        Points

     The LIBOR Margin shall be in effect for so long as the rating determining the LIBOR Margin is in effect.

      2. Section 2.1 of the Credit Agreement is hereby amended to delete each reference to "August 31, 2001" and insert in place thereof "August 31, 2002".

      3. Section 2.5 of the Credit Agreement is hereby deleted in its entirety with the following being inserted in place thereof:

           SECTION  2.5.    FACILITY FEES; TERMINATION OR
     REDUCTION OF COMMITMENTS.   Borrower agrees to pay to
     Agent, for the ratable account of each Bank, as a consideration for its Commitment hereunder, a facility fee calculated at a rate or rates as hereinafter provided in this Section 2.5 (based upon a year having 360 days and calculated for the actual number of days elapsed) from the date hereof to and including the last day of the Commitment Period, on the average daily amount of such Bank's Commitment hereunder, payable on September 30, 1997, and quarter-annually thereafter. The facility fee shall be calculated as follows at a rate expressed in terms of Basis Points per annum based on the ratings accorded to Borrower's senior unsecured long-term debt by S&P or Moody's, whichever is higher:

          S&P Rating     Moody's        LIBOR Margin
                         Rating
          A or higher    A2 or higher   8.00 Basis
                                        Points
          A-             A3             9.00 Basis
                                        Points
          BBB+           Baa1           10.00 Basis
                                        Points
          BBB            Baa2           12.50 Basis
                                        Points
          BBB- or less   Baa3 or less   17.50 Basis
                                        Points

     Borrower may at any time or from time to time terminate in whole or ratably in part the Commitment of each Bank hereunder to an amount not less than the aggregate principal amount of the loans then outstanding hereunder, by giving Agent not less than two (2) Cleveland banking days' notice, provided that any such partial termination shall be in an aggregate amount for all the Banks of Ten Million Dollars ($10,000,000) or any integral multiple thereof. The Agent shall promptly notify each Bank of its proportionate amount and the date of each such termination. After each such termination, the facility fees payable hereunder shall be calculated upon the Commitments of the Banks as so reduced. If the Borrower terminates in whole the Commitments of the Banks, on the effective date of such termination (the Borrower having prepaid in full the unpaid principal balance, if any, of the Notes outstanding together with interest (if any) and facility fees accrued and unpaid) all of the Notes outstanding shall be delivered to the Agent marked "Cancelled" and redelivered to the Borrower. Any partial reduction in the Commitments of the Banks shall be effective during the remainder of the Commitment Period.

     4. Credit Suisse is hereby removed as a Bank under the Credit Agreement as of the date hereof and, after its receipt of the aggregate amount of principal and interest outstanding on its Notes, shall have no further rights and obligations thereunder. Credit Suisse shall mark its Note
"Cancelled" and return the same to Borrower.

      5.    The Credit Agreement is hereby amended to delete
Annex A-1 thereof in its entirety and by inserting in place thereof a new Annex A-1 in the form of Annex A-1 attached hereto.

      6.    The Credit Agreement is hereby amended to delete
Exhibit A thereof in its entirety and by inserting in place thereof a new Exhibit A in the form of Exhibit A attached hereto.

      7.    The Credit Agreement is hereby amended to delete
Exhibit A-1 thereof in its entirety and by inserting in place thereof a new Exhibit A-1 in the form of Exhibit A-1 attached hereto.

      8.    Concurrently with the execution of this Sixth
Amendment Agreement, Borrower shall:

     (a) execute and deliver to each Bank that is modifying the amount of its Commitment and to Istituto Bancario San Paolo di Torino SpA a new Revolving Credit Note (Prime Rate Loans and Domestic Fixed Rate Loans) dated as of August 31, 1997, and such new Revolving Credit Note (Prime Rate Loans and Domestic Fixed Rate Loans) shall be in the form and substance of Exhibit A attached hereto. After a Bank, other than Istituto Bancario San Paolo di Torino SpA, receives a new Revolving Credit Note (Prime Rate Loans and Domestic Fixed Rate Loans), such Bank shall mark its Revolving Credit Note (Prime Rate Loans and Domestic Fixed Rate Loans) being replaced thereby "Replaced" and return the same to Borrower; and

     (b) execute and deliver to each Bank that is modifying the amount of its Commitment and to Istituto Bancario San Paolo di Torino SpA a new Revolving Credit Note (LIBOR Loans) dated as of December 31, 1991, and such new Revolving Credit Note (LIBOR Loans) shall be in the form and substance of Exhibit A-1 attached hereto. After a Bank, other than Istituto Bancario San Paolo di Torino SpA, receives a new Revolving Credit Note (LIBOR Loans), such Bank shall mark its Revolving Credit Note (LIBOR Loans) being replaced thereby "Replaced" and return the same to Borrower.

      9. Borrower hereby represents and warrants to Agent and the Banks that (a) Borrower has the legal power and authority to execute and deliver this Sixth Amendment Agreement; (b) the officials executing this Sixth Amendment Agreement have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower;
(d) no Possible Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of the Sixth Amendment Agreement or by the performance or observance of any provision hereof; and (e) this Sixth Amendment Agreement constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

     10.  Each reference that is made in the Credit
Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit
Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit
Agreement shall remain in full force and effect and be unaffected hereby.

      11. This Sixth Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      12. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to conflicts of law provisions.

                                   THE TIMKEN COMPANY
                                      /s/ G. E. Little
                                   By:______________________
                                   Its:_____________________

                                   And:_____________________
                                   Its:_____________________

                                   KEYBANK NATIONAL ASSOCIATION,
                                   as a Bank and as Agent
                                       /s/ Marianne T. Meil
                                   By:_______________________
                                   Its:______________________

                                   THE BANK OF NEW YORK
                                       /s/ Robert Joyce
                                   By:_______________________
                                   Its:______________________

                                   BANK ONE, N.A. (fka Bank One,
                                   Akron, N.A.)
                                       /s/ Bernard McRae
                                   By:________________________
                                   Its:_______________________

                                   MELLON BANK, N.A.
                                       /s/ Dwayne Finney
                                   By:________________________
                                   Its:_______________________


                                   MIDLAND BANK, PLC
                                      /s/ David W. Y. Koh
                                   By:________________________
                                   Its:_______________________

                                   MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK
                                      /s/ Patricia P. Lunka
                                   By:________________________
                                   Its:_______________________

                                   NATIONSBANK, N.A.
                                      /s/ Michael D. McKay
                                   By:________________________
                                   Its:_______________________

                                   NBD BANK
                                       /s/ Paul DeMelo
                                   By:________________________
                                   Its:_______________________

                                   THE NORTHERN TRUST COMPANY
                                       /s/ James Monhart
                                   By:________________________
                                   Its:_______________________

                                   ISTITUTO BANCARIO SAN PAOLO DI
                                   TORINO SPA
                                       /s/ Luca Sacchi
                                   By:________________________
                                       /s/ Carlo Persko
                                   By:________________________
                                   Its:_______________________

                                   SOCIETE GENERALE
                                       /s/ Eric Bellaiche
                                   By:________________________
                                   Its:_______________________

                                   UNITED NATIONAL BANK AND TRUST
                                       /s/ Leo Doyle
                                   By:________________________
                                   Its:_______________________

                                   CREDIT SUISSE FIRST BOSTON
                                       /s/ Christopher Eldin
                                   By:_______________________
                                   Its:______________________

                            ANNEX A-1

               Banking Institutions Parties to the
              Amended and Restated Credit Agreement
          Dated as of December 31, 1991, as amended, with
          The Timken Company; Commitments and Percentages

Name of Bank                         Maximum Amount       Percentages

KEYBANK NATIONAL ASSOCIATION         $52,480,000          17.493

THE BANK OF NEW YORK                  24,252,000           8.084

BANK ONE, N.A.                        24,252,000           8.084

MELLON BANK, N.A.                     24,252,000           8.084

MIDLAND BANK, PLC                     24,252,000           8.084

MORGAN GUARANTY TRUST                 24,252,000           8.084
     COMPANY OF NEW YORK

NATIONSBANK, N.A.                     24,252,000           8.084

NBD BANK                              24,252,000           8.084

THE NORTHERN TRUST COMPANY            24,252,000           8.084

ISTITUTO BANCARIO SAN PAOLO           24,252,000           8.084
     DI TORINO SPA

SOCIETE GENERALE                      24,252,000           8.084

UNITED NATIONAL BANK AND TRUST         5,000,000           1.667

            TOTALS:                 $300,000,000           100%

                            EXHIBIT A

                      REVOLVING CREDIT NOTE

          (Prime Rate Loans and Domestic Fixed Rate Loans)

$_____________                                         Canton, Ohio
                                              As of August 31, 1997


       FOR VALUE RECEIVED, the undersigned, THE TIMKEN COMPANY, an Ohio corporation (the "Borrower"), promises to pay at the end of the Commitment Period, to the order of _________________________ (the "Bank") at the Main Office of
KeyBank National Association, Agent, 127 Public Square, Cleveland, Ohio 44114-1306, the principal sum of

____________________________________________................DOLLARS

or the aggregate unpaid principal amount of all Prime Rate Loans and all Domestic Fixed Rate Loans evidenced by this Note made by Bank to Borrower pursuant to Section 2.1 of the Credit Agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement"means the Amended and Restated Credit Agreement dated as of December 31, 1991, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended, and as such agreement may be from time to time further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

       Borrower also promises to pay interest on the unpaid principal amount of each Prime Rate Loan and Domestic Fixed Rate Loan from time to time outstanding from the date of such loan until the payment in full thereof at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit Agreement. Said interest shall be payable on each date provided for in said
Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

       The portions of the principal sum hereof from time to time representing Prime Rate Loans and Domestic Fixed Rate Loans, and payments of principal of either thereof, will be shown on the grid(s) attached hereto and made a part hereof. All loans by Bank to Borrower pursuant to the Credit Agreement (except LIBOR Loans) and all payments on account of principal hereof shall be recorded by Bank prior to transfer hereof and endorsed on such grid(s).

       If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, for Prime Rate Loans and Domestic Fixed Rate Loans at a rate per annum which shall be two per cent (2%) above the Prime Rate from time to time in effect. All payments of principal of and interest on this Note shall be made in immediately available funds.

       This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.


Address:   1835 Dueber Avenue         THE TIMKEN COMPANY
           Canton, Ohio  44706

                                      By:_____________________________
                                      Title:__________________________

                                      and_____________________________

                                      Title:____________________________

                           EXHIBIT A-1

                      REVOLVING CREDIT NOTE

                          (LIBOR Loans)


$_________________                              Canton, Ohio
                                       As of August 31, 1997


       FOR VALUE RECEIVED, the undersigned, THE TIMKEN COMPANY, an Ohio corporation (the "Borrower"), promises to pay at the end of the Commitment Period, to the order of _________________________ (the "Bank") at the Main Office of
KeyBank National Association, Agent, 127 Public Square, Cleveland, Ohio 44114-1306, the principal sum of

______________________________________................DOLLARS

or the aggregate unpaid principal amount of all LIBOR Loans evidenced by this Note made by Bank to Borrower pursuant to
Section 2.1 of the Credit Agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the Amended and Restated Credit Agreement dated as of December 31, 1991, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended, and as such agreement may be from time to time further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

       Borrower also promises to pay interest on the unpaid principal amount of each LIBOR Loan from time to time outstanding from the date of such loan until the payment in full thereof at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit Agreement. Said interest shall be payable on each date provided for in said Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

       The portions of the principal sum hereof from time to time representing LIBOR Loans, and payments of principal thereof, will be shown on the grid(s) attached hereto and made a part hereof. All LIBOR Loans by Bank to Borrower pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by Bank prior to transfer hereof and endorsed on such grid(s).

       If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, for LIBOR Loans at a rate per annum which shall be two per cent (2%) above the Prime Rate from time to time in effect.

All payments of principal of and interest on this Note shall be made in immediately available funds.

       This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to such Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.


Address:   1835 Dueber Avenue          THE TIMKEN COMPANY
           Canton, Ohio  44706

                                       By:_____________________________
                                       Title:__________________________

                                       and_____________________________

                                       Title:__________________________

                      REVOLVING CREDIT NOTE

          (Prime Rate Loans and Domestic Fixed Rate Loans)

$52,480,000                                          Canton, Ohio
                                            As of August 31, 1997


       FOR VALUE RECEIVED, the undersigned, THE TIMKEN COMPANY, an Ohio corporation (the "Borrower"), promises to pay at the end of the Commitment Period, to the order of KEYBANK NATIONAL ASSOCIATION (the "Bank") at the Main Office of KeyBank National Association, Agent, 127 Public Square, Cleveland, Ohio 44114-1306, the principal sum of

FIFTY-TWO MILLION FOUR HUNDRED EIGHTY THOUSAND AND NO/100...DOLLARS

or the aggregate unpaid principal amount of all Prime Rate Loans and all Domestic Fixed Rate Loans evidenced by this Note made by Bank to Borrower pursuant to Section 2.1 of the Credit Agreement, as hereinafter defined, whichever is less,
in lawful money of the United States of America.   As  used
herein, "Credit Agreement" means the Amended and Restated Credit Agreement dated as of December 31, 1991, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended, and as such agreement may be from time to time further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

       Borrower also promises to pay interest on the unpaid principal amount of each Prime Rate Loan and Domestic Fixed Rate Loan from time to time outstanding from the date of such loan until the payment in full thereof at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit Agreement. Said interest shall be payable on each date provided for in said
Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

       The portions of the principal sum hereof from time to time representing Prime Rate Loans and Domestic Fixed Rate Loans, and payments of principal of either thereof, will be shown on the grid(s) attached hereto and made a part hereof. All loans by Bank to Borrower pursuant to the Credit Agreement (except LIBOR Loans) and all payments on account of principal hereof shall be recorded by Bank prior to transfer hereof and endorsed on such grid(s).

       If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, for Prime Rate Loans and Domestic Fixed Rate Loans at a rate per annum which shall be two per cent (2%) above the Prime

Rate from time to time in effect. All payments of principal of and interest on this Note shall be made in immediately available funds.


      This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.


Address:   1835 Dueber Avenue            THE TIMKEN COMPANY
           Canton, Ohio  44706

                                         By:___________________________

                                         Title:________________________


                                         And:__________________________

                                         Title:________________________

                      REVOLVING CREDIT NOTE

          (Prime Rate Loans and Domestic Fixed Rate Loans)

$24,252,000                                           Canton, Ohio
                                             As of August 31, 1997


       FOR VALUE RECEIVED, the undersigned, THE TIMKEN COMPANY, an Ohio corporation (the "Borrower"), promises to pay at the end of the Commitment Period, to the order of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Bank") at the Main Office of KeyBank National Association, Agent, 127 Public Square, Cleveland, Ohio 44114-1306, the principal sum of

TWENTY-FOUR MILLION TWO HUNDRED FIFTY-TWO THOUSAND AND NO/100
 ......................................................DOLLARS

or the aggregate unpaid principal amount of all Prime Rate Loans and all Domestic Fixed Rate Loans evidenced by this Note made by Bank to Borrower pursuant to Section 2.1 of the Credit Agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the Amended and Restated Credit Agreement dated as of December 31, 1991, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended, and as such agreement may be from time to time further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

       Borrower also promises to pay interest on the unpaid principal amount of each Prime Rate Loan and Domestic Fixed Rate Loan from time to time outstanding from the date of such loan until the payment in full thereof at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit Agreement. Said interest shall be payable on each date provided for in said
Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

       The portions of the principal sum hereof from time to time representing Prime Rate Loans and Domestic Fixed Rate Loans, and payments of principal of either thereof, will be shown on the grid(s) attached hereto and made a part hereof. All loans by Bank to Borrower pursuant to the Credit Agreement (except LIBOR Loans) and all payments on account of principal hereof shall be recorded by Bank prior to transfer hereof and endorsed on such grid(s).

       If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, for Prime Rate Loans and Domestic Fixed Rate Loans at a rate per annum which shall be two per cent (2%) above the Prime Rate from time to time in effect. All payments of principal of and interest on this Note shall be made in immediately available funds.

      This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.


Address:   1835 Dueber Avenue              THE TIMKEN COMPANY
           Canton, Ohio  44706

                                           By:__________________________

                                           Title:_______________________


                                           And:_________________________

                                           Title:_______________________

                      REVOLVING CREDIT NOTE

          (Prime Rate Loans and Domestic Fixed Rate Loans)

$24,252,000                                        Canton, Ohio
                                          As of August 31, 1997


       FOR VALUE RECEIVED, the undersigned, THE TIMKEN COMPANY, an Ohio corporation (the "Borrower"), promises to pay at the end of the Commitment Period, to the order of ISTITUTO BANCARIO SAN PAOLO DI TORINO SPA (the "Bank") at the Main Office of KeyBank National Association, Agent, 127 Public Square, Cleveland, Ohio 44114-1306, the principal sum of

TWENTY-FOUR MILLION TWO HUNDRED FIFTY-TWO THOUSAND AND NO/100
 ......................................................DOLLARS

or the aggregate unpaid principal amount of all Prime Rate Loans and all Domestic Fixed Rate Loans evidenced by this Note made by Bank to Borrower pursuant to Section 2.1 of the Credit Agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the Amended and Restated Credit Agreement dated as of December 31, 1991, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended, and as such agreement may be from time to time further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

       Borrower also promises to pay interest on the unpaid principal amount of each Prime Rate Loan and Domestic Fixed Rate Loan from time to time outstanding from the date of such loan until the payment in full thereof at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit Agreement. Said interest shall be payable on each date provided for in said
Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

       The portions of the principal sum hereof from time to time representing Prime Rate Loans and Domestic Fixed Rate Loans, and payments of principal of either thereof, will be shown on the grid(s) attached hereto and made a part hereof. All loans by Bank to Borrower pursuant to the Credit Agreement (except LIBOR Loans) and all payments on account of principal hereof shall be recorded by Bank prior to transfer hereof and endorsed on such grid(s).

       If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, for Prime Rate Loans and Domestic Fixed Rate Loans at a rate per annum which shall be two per cent (2%) above the Prime Rate from time to time in effect. All payments of principal of and interest on this Note shall be made in immediately available funds.

       This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.


Address:   1835 Dueber Avenue             THE TIMKEN COMPANY
           Canton, Ohio  44706

                                          By:________________________

                                          Title:_____________________


                                          And:_______________________

                                          Title:_____________________

                      REVOLVING CREDIT NOTE

          (Prime Rate Loans and Domestic Fixed Rate Loans)

$24,252,000                                     Canton, Ohio
                                       As of August 31, 1997


       FOR VALUE RECEIVED, the undersigned, THE TIMKEN
COMPANY, an Ohio corporation (the "Borrower"), promises to pay at the end of the Commitment Period, to the order of SOCIETE GENERALE (the "Bank") at the Main Office of KeyBank
National Association, Agent, 127 Public Square, Cleveland,
Ohio 44114-1306, the principal sum of

TWENTY-FOUR MILLION TWO HUNDRED FIFTY-TWO THOUSAND AND NO/100
 .....................................................DOLLARS

or the aggregate unpaid principal amount of all Prime Rate Loans and all Domestic Fixed Rate Loans evidenced by this Note made by Bank to Borrower pursuant to Section 2.1 of the Credit Agreement, as hereinafter defined, whichever is less,
in lawful money of the United States of America.   As used
herein, "Credit Agreement" means the Amended and Restated Credit Agreement dated as of December 31, 1991, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended, and as such agreement may be from time to time further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

       Borrower also promises to pay interest on the unpaid principal amount of each Prime Rate Loan and Domestic Fixed Rate Loan from time to time outstanding from the date of such loan until the payment in full thereof at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit Agreement. Said interest shall be payable on each date provided for in said
Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

       The portions of the principal sum hereof from time to time representing Prime Rate Loans and Domestic Fixed Rate Loans, and payments of principal of either thereof, will be shown on the grid(s) attached hereto and made a part hereof. All loans by Bank to Borrower pursuant to the Credit Agreement (except LIBOR Loans) and all payments on account of principal hereof shall be recorded by Bank prior to transfer hereof and endorsed on such grid(s).

       If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, for Prime Rate Loans and Domestic Fixed Rate Loans at a rate per annum which shall be two per cent (2%) above the Prime

Rate from time to time in effect. All payments of principal of and interest on this Note shall be made in immediately available funds.

       This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.


Address:   1835 Dueber Avenue               THE TIMKEN COMPANY
           Canton, Ohio  44706

                                            By:_______________________

                                            Title:____________________


                                            And:______________________

                                            Title:_____________________

                      REVOLVING CREDIT NOTE

                          (LIBOR Loans)

$52,480,000                                     Canton, Ohio
                                       As of August 31, 1997


       FOR VALUE RECEIVED, the undersigned, THE TIMKEN COMPANY, an Ohio corporation (the "Borrower"), promises to pay at the end of the Commitment Period, to the order of KEYBANK NATIONAL ASSOCIATION (the "Bank") at the Main Office of KeyBank National Association, Agent, 127 Public Square, Cleveland, Ohio 44114-1306, the principal sum of

FIFTY-TWO MILLION FOUR HUNDRED EIGHTY THOUSAND AND NO/100...DOLLARS

or the aggregate unpaid principal amount of all LIBOR Loans evidenced by this Note made by Bank to Borrower pursuant to
Section 2.1 of the Credit Agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the Amended and Restated Credit Agreement dated as of December 31, 1991, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended, and as such agreement may be from time to time further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

       Borrower also promises to pay interest on the unpaid principal amount of each LIBOR Loan from time to time outstanding from the date of such loan until the payment in full thereof at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit Agreement. Said interest shall be payable on each date provided for in said Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

       The portions of the principal sum hereof from time to time representing LIBOR Loans, and payments of principal thereof, will be shown on the grid(s) attached hereto and made a part hereof. All LIBOR Loans by Bank to Borrower pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by Bank prior to transfer hereof and endorsed on such grid(s).

       If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, for LIBOR Loans at a rate per annum which shall be two per cent (2%) above the Prime Rate from time to time in effect. All payments of principal of and interest on this Note shall be made in immediately available funds.

       This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to such Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.


Address:   1835 Dueber Avenue                 THE TIMKEN COMPANY
           Canton, Ohio  44706

                                              By:_______________________

                                              Title:____________________

                                              And:______________________

                                              Title:____________________

                      REVOLVING CREDIT NOTE

                          (LIBOR Loans)

$24,252,000                                     Canton, Ohio
                                       As of August 31, 1997


       FOR VALUE RECEIVED, the undersigned, THE TIMKEN COMPANY, an Ohio corporation (the "Borrower"), promises to pay at the end of the Commitment Period, to the order of MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Bank") at the Main Office of KeyBank National Association, Agent, 127 Public Square, Cleveland, Ohio 44114-1306, the principal sum of

TWENTY-FOUR MILLION TWO HUNDRED FIFTY-TWO THOUSAND AND NO/100
 .....................................................DOLLARS

or the aggregate unpaid principal amount of all LIBOR Loans evidenced by this Note made by Bank to Borrower pursuant to
Section 2.1 of the Credit Agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the Amended and Restated Credit Agreement dated as of December 31, 1991, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended, and as such agreement may be from time to time further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

       Borrower also promises to pay interest on the unpaid principal amount of each LIBOR Loan from time to time outstanding from the date of such loan until the payment in full thereof at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit Agreement. Said interest shall be payable on each date provided for in said Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

       The portions of the principal sum hereof from time to time representing LIBOR Loans, and payments of principal thereof, will be shown on the grid(s) attached hereto and made a part hereof. All LIBOR Loans by Bank to Borrower pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by Bank prior to transfer hereof and endorsed on such grid(s).

       If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, for LIBOR Loans at a rate per annum which shall be two per cent (2%) above the Prime Rate from time to time in effect.

All payments of principal of and interest on this Note shall be made in immediately available funds.

       This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to such Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.


Address:   1835 Dueber Avenue              THE TIMKEN COMPANY
           Canton, Ohio  44706

                                           By:_________________________

                                           Title:______________________

                                           And:________________________

                                           Title:______________________

                       REVOLVING CREDIT NOTE

                          (LIBOR Loans)

$24,252,000                                     Canton, Ohio
                                       As of August 31, 1997


       FOR VALUE RECEIVED, the undersigned, THE TIMKEN COMPANY, an Ohio corporation (the "Borrower"), promises to pay at the end of the Commitment Period, to the order of ISTITUTO BANCARIO SAN PAOLO DI TORINA SPA (the "Bank") at the Main Office of KeyBank National Association, Agent, 127 Public Square, Cleveland, Ohio 44114-1306, the principal sum of

TWENTY-FOUR MILLION TWO HUNDRED FIFTY-TWO THOUSAND AND NO/100
 .....................................................DOLLARS

or the aggregate unpaid principal amount of all LIBOR Loans evidenced by this Note made by Bank to Borrower pursuant to
Section 2.1 of the Credit Agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the Amended and Restated Credit Agreement dated as of December 31, 1991, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended, and as such agreement may be from time to time further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

       Borrower also promises to pay interest on the unpaid principal amount of each LIBOR Loan from time to time outstanding from the date of such loan until the payment in full thereof at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit Agreement. Said interest shall be payable on each date provided for in said Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

       The portions of the principal sum hereof from time to time representing LIBOR Loans, and payments of principal thereof, will be shown on the grid(s) attached hereto and made a part hereof. All LIBOR Loans by Bank to Borrower pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by Bank prior to transfer hereof and endorsed on such grid(s).

       If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, for LIBOR Loans at a rate per annum which shall be two per cent (2%) above the Prime Rate from time to time in effect.

All payments of principal of and interest on this Note shall be made in immediately available funds.

       This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to such Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.


Address:   1835 Dueber Avenue               THE TIMKEN COMPANY
           Canton, Ohio  44706

                                            By:_________________________

                                            Title:______________________

                                            And:_________________________

                                            Title:________________________

                       REVOLVING CREDIT NOTE

                          (LIBOR Loans)

$24,252,000                                     Canton, Ohio
                                       As of August 31, 1997


       FOR VALUE RECEIVED, the undersigned, THE TIMKEN
COMPANY, an Ohio corporation (the "Borrower"), promises to pay at the end of the Commitment Period, to the order of SOCIETE GENERALE (the "Bank") at the Main Office of KeyBank
National Association, Agent, 127 Public Square, Cleveland,
Ohio 44114-1306, the principal sum of

TWENTY-FOUR MILLION TWO HUNDRED FIFTY-TWO THOUSAND AND NO/100
 .....................................................DOLLARS

or the aggregate unpaid principal amount of all LIBOR Loans evidenced by this Note made by Bank to Borrower pursuant to
Section 2.1 of the Credit Agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the Amended and Restated Credit Agreement dated as of December 31, 1991, among Borrower, the banks named therein and KeyBank National Association, as Agent, as amended, and as such agreement may be from time to time further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

       Borrower also promises to pay interest on the unpaid principal amount of each LIBOR Loan from time to time outstanding from the date of such loan until the payment in full thereof at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit Agreement. Said interest shall be payable on each date provided for in said Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

       The portions of the principal sum hereof from time to time representing LIBOR Loans, and payments of principal thereof, will be shown on the grid(s) attached hereto and made a part hereof. All LIBOR Loans by Bank to Borrower pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by Bank prior to transfer hereof and endorsed on such grid(s).

       If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, for LIBOR Loans at a rate per annum which shall be two per cent (2%) above the Prime Rate from time to time in effect. All payments of principal of and interest on this Note shall be made in immediately available funds.

       This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to such Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.


Address:   1835 Dueber Avenue              THE TIMKEN COMPANY
           Canton, Ohio  44706

                                           By:_________________________

                                           Title:______________________

                                           And:________________________

                                           Title:_______________________